Certificate of Authority

New York State Department of Taxation and Finance - Sales Tax

               Identification Number
                    113461611
(Use this number on all returns and correspondence)

ACCIDENT PREVENTION PLUS INC.                                 VALIDATED
145 OSER AVE.                                              PROCESSING DIV
HAUPPAUGE, NY  11788                                          SALES TAX
                                                             03/10/1999
                                                       DEPT. OF TAX AND FINANCE

is authorized to collect sales and use taxes under Articles 28 and 29 of the New
                              York State Tax Law.
                                NOT TRANSFERABLE

             This certificate must be prominently displayed in your
                        place of business listed above.
Fraudulent or other improper use of this certificate may cause it to be revoked.
             This certificate may not be photocopied or reproduced.

See other side for important notice regarding liability for sales and use taxes.

                New York State Department of Taxation and Finance

          Important Notice Regarding Liability for Sales and Use Taxes

The attached Certificate of Authority is evidence that you are authorized to collect sales and use tax. It must be prominently displayed at you place of business.

As a registered vendor, you must file timely quarterly* sales tax returns and remit any sales taxes collected in accordance with the dates listed below. A sales tax return must be filed even if you are not conducting business and do not owe any sales tax.

             Quarterly Period                Filing Deadline
             ----------------                ---------------
             December - February             March 20
             March - May                     June 20
             June - August                   September 20
             September - November            December 20

                 (Postmark on envelope is proof of filing date)

* If taxable sales and purchases subject to use tax exceed $300,000 in any one quarter, you must file on a monthly basis. See Publication 750, "A Guide to Sales Tax in New York State," for more information on filing requirements.

You are responsible for filing returns until you advise us that your business is closed and you return you Certificate of Authority.

Failure to file your return on time will result in a minimum $50 penalty even if there is no tax due. Failure to receive tax forms is not an acceptable excuse for late filing. It is your responsibility to file on time even if you have not received a preaddressed form. If you do not receive your forms at least two weeks before the due date, you can obtain the forms by calling toll free 1-800-462-8100. From areas outside U.S. and Canada, call (518) 485-6800.

All sales taxes collected or required to be collected must be reported and remitted in the quarter in which the transaction takes place. Failure to file returns and remit taxes when due will result in the assessment of penalty and interest.

                            ARTICLES OF INCORPORATION
                                       OF
                         ACCIDENT PREVENTION PLUS, INC.

                                    ARTICLE 1
                                    ---------

SECTION 1.01 CORPORATION NAME. The name of the corporation is:

                         ACCIDENT PREVENTION PLUS, INC.

                                    ARTICLE 2
                                    ---------

SECTION 2.01 PRINCIPAL OFFICE. The corporation's registered office in the State of Nevada is located at 177 East 7th Street, Carson City, County of Carson, State of Nevada, Zip Code 89701. The mailing address is 177 East 7th Street, Carson City, Nevada, 89701.

SECTION 2.02 ADDITIONAL OFFICES. The corporation may maintain an office, or offices in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the By-Laws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.


                                    ARTICLE 3
                                    ---------

SECTION 3.01 NATURE OF THE BUSINESS. The Corporation may engage in any lawful activity for which a corporation may be arranged under the General Laws of Nevada.

SECTION 3.02 ADDITIONAL ACTIVITIES. The Corporation may engage in any lawful activity including, but not limited to, the following:

     (A)  Shall have the power to make contracts.

     (B) Shall have the power to purchase, hold, and sell or convey Real Property or Personal Property in the State of Nevada or in any other State, Territory of the United States, or any Country.

     (C) Shall have the power to appoint such officers or agents as the officers of the Corporation shall require, and shall have the power to pay compensation for he services provided.

     (D) Shall have the power to borrow money and contract debts as necessary for the benefit of the Corporation's business.

     (E) Shall have the power to lend money as is necessary for the benefit of the Corporation's business.

     (F) Shall have the power to enter into General or Limited Partnerships, Joint Ventures or other business associations.

                                    ARTICLE 4
                                    ---------

SECTION 4.01 CAPITAL STOCK. The Corporation is authorized to issue Twenty Five Million (25,000,000) shares of stock with a par value of one mill ($.001) per share.

SECTION 4.02 USE OF THE STOCK. The Board of Directors may fix the use of the stock from time to time as they deem necessary for the carrying out of the Corporation's business.

                                    ARTICLE 5
                                    ---------

SECTION 5.01 GOVERNING BOARD. The Governing Board of the Corporation shall known as Directors. The Board of Directors shall be elected by the stockholders at the annual meeting, or such other time as the bylaws may provide, and shall hold office until their successors are respectively elected and qualified.

SECTION 5.02 NUMBER OF DIRECTORS.  The initial Board of Directors shall have one
(1) director. The number of Directors may from time to time be increased or decreased in such a manner as shall be provided by the By-Laws of this Corporation, providing that the number of Directors conforms to the Statutes of the Corporation Law of the State of Nevada.

SECTION 5.03 INITIAL DIRECTOR'S NAMES AND ADDRESSES. The name and post office address of the initial Board of Directors is:

                                Richard Goodhart
                                177 East 7th Street
                                Carson City, NV 89701

                                   ARTICLE 6
                                   ---------

SECTION 6.01 ASSESSMENT OF STOCKHOLDERS FOR CORPORATE DEBT. The private property of Shareholders, Directors, Officers, employees and or Agent of the Corporation shall be forever exempt from all corporate debts of any kind whatsoever.

                                    ARTICLE 7
                                    ---------

INCORPORATOR. The name and post office address of the incorporator signing the articles of incorporation is:

                      Nevada State Incorporating Services, Inc.
                      177 East 7th Street
                      Carson City, Nev. 89701

                                    ARTICLE 8
                                    ---------

LIFE OF THE CORPORATION. The Corporation is to have perpetual existence.

                                   ARTICLE 9
                                   ---------

RESIDENT AGENT. The resident agent for this Corporation shall be:

                  NEVADA STATE INCORPORATING SERVICES, INC.
                  177 East 7th Street
                  Carson City, Nevada 89701

I hereby sign as the incorporator for the above corporation on October 28, 1998.

                                    INCORPORATOR

                                    /s/ John A. McQuirk
                                    ----------------------------
                                    John A. McQuirk for
                                    Nevada State Incorporating Services, Inc.

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                      (After Issuance of Stock) Filed by:

                         Accident Prevention Plus, Inc.
                         ------------------------------
                             (Name of Corporation)

     We the undersigned Steven H. Wahrman (President or Vice President) and Richard Goodhart (Secretary or Assistant Secretary) of Accident Prevention Plus, Inc. (Name of Corporation) do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 11th day of November, 1998 adopted a resolution to amend the original articles as follows:

     Article 4-01 is hereby amended to read as follows:

The Corporation is authorized to issue Fifty Million (50,000,000) shares of stock with a par value of one mill ($.001) per share.

         FILED                                            DENISE ZUROWSKI
   The Office of the                            Notary Public, State of New York
Secretary of State of the                                 NO. 01ZU5060497
    STATE OF NEVADA                                Qualified in Suffolk County
      MAR. 3, 1999                               Commission Expires MAY 20, 2000
    No. C25198-98                                      /s/  Denise Zurowski
   /s/ Dean Heller
  Secretary of State

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 18,430,000 that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

           DENISE ZUROWSKI                    /s/ Steven H. Wahrman
 Notary Public, State of New York             ---------------------
           NO. 01ZU5060497                 President or VIce President
    Qualified in Suffolk County
  Commission Expires MAY 20, 2000              /s/ Richard Goodhart
                                               --------------------
State of New York                         Secretary or Assistant Secretary
                   ss.
County of Suffolk

     On 1/8/99, personally appeared before me, a Notary Public, Richard Goodhart who acknowledged...

                          RECEIPT OF SECRETARY OF STATE
                          -----------------------------

                          CERTIFICATE OF INCORPORATION
                          ----------------------------

Attorney's Copy
- ---------------

                       ----------------------------------
                              Name of Corporation

                               CORPORATE DETAILS
                               -----------------

                             as at             , 19

Date of Incorporation:

State of Incorporation:  Nevada

Principal Place of Business:

Chairperson:                            Director:

Director:                               Director:

     Officers:
          President
          Vice-President
          Secretary
          Treasurer

Bank Accounts:

Fiscal Year:

Annual Meeting Date:

Attorney:

Accountant:

Registered Agent:

          Shareholders:                             Number of Shares
          -------------                             ----------------





                         LOCATION OF CORPORATE RECORDS
                         -----------------------------

Retained                           Forwarded                  Date/Initials
in Office                          to Client

[ ] Minute book                       [ ]
[ ] Share Certificate book            [ ]
[ ] Share Ledger                      [ ]
[ ] Seal                              [ ]

                     File in office notebook of Corporation

                       ----------------------------------
                              Name of Corporation

                               CORPORATE DETAILS
                               -----------------

                             as at             , 19

Date of Incorporation:

State of Incorporation:  Nevada

Principal Place of Business:

Chairperson:                            Director:

Director:                               Director:

     Officers:
          President
          Vice-President
          Secretary
          Treasurer

Bank Accounts:

Fiscal Year:

Annual Meeting Date:

Attorney:

Accountant:

Registered Agent:

          Shareholders:                             Number of Shares
          -------------                             ----------------

                                     BY-LAWS
                                    -------
                                       OF
                                       --

                         Accident Prevention Plus, Inc.
                            ------------------------
                              A Nevada Corporation

                               ARTICLE I - OFFICES
                               -------------------

The registered office of the Corporation in the State of Nevada shall be located in the City and State designated in the Articles of Incorporation. The Corporation may also maintain offices at such other places within or without the State of Nevada as the Board of Directors may, from time to time, determine.

ARTICLE II- MEETING OF SHAREHOLDERS
- -----------------------------------

Section 1 - Annual Meetings: (Chapter 78.310)
- ----------------------------

The annual meeting of the shareholders of the Corporation shall be held at the time fixed, from time to time, by the Directors.

Section 2 - Special Meetings: (Chapter 78.310)
- -----------------------------

Special meetings of the shareholders may be called by the Board of Directors or such person or persons authorized by the Board of Directors and shall be held within or without the State of Nevada.

Section 3 - Place of Meetings: (Chapter 78.310)
- ------------------------------

Meetings of shareholders shall be held at the registered office of the Corporation, or at such other places, within or without the State of Nevada as the Directors may from time to time fix. If no designation is made, the meeting shall be held at the Corporations registered office in the state of Nevada.

Section 4 - Notice of Meetings: (Section 78.370)
- -------------------------------

(a) Written or printed notice of each meeting of shareholders, whether annual or special, signed by the president, vice president or secretary, stating the time when and place where it is to be held, as well as the purpose or purposes for which the meeting is called, shall be served either personally or by mail, by or at the direction of the president, the secretary, or the officer or the person calling the meeting, not less than ten or more than sixty days before the date of the meeting, unless the lapse of the prescribed time shall have been waived before or after the taking of such action, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, addressed to the shareholder as it appears on the share transfer records of the Corporation or to the current address, which a shareholder has delivered to the Corporation in a written notice.
- ------------------------------------------------------------------------------
*Unless otherwise stated herein all references to "Sections" in these Bylaws refer to those sections contained in Title 78 of the Nevada Private Corporations Law.

                                   NV Bylaws-1

(b) Further notice to a shareholder is not required when notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him or her during the period between those two consecutive annual meetings; or all, and at least two payments sent by first-class mail of dividends or interest on securities during a 12-month period have been mailed addressed to him or her at his or her address as shown on the records of the Corporation and have been returned undeliverable.

Section 5 - Quorum: (Section 78.320)
- -------------------

(a) Except as otherwise provided herein, or by law, or in the Articles of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the "Articles of Incorporation"), a quorum shall be present at all meetings of shareholders of the Corporation, if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

(b) The subsequent withdrawal of any shareholder from the meeting, after the commencement of a meeting, or the refusal of any shareholder represented in person or by proxy to vote, shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(c) Despite the absence of a quorum at any meeting of shareholders, the shareholders present may adjourn the meeting.

Section 6- Voting and Acting: (Section 78.320 & 78.350)
- -----------------------------

(a) Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, any corporate action, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of shareholders at which a quorum is present, shall be the act of the shareholders of the Corporation.

(b) Except as otherwise provided by statute, the Certificate of Incorporation, or these bylaws, at each meeting of shareholders, each shareholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation.

(c) Where appropriate communication facilities are reasonably available, any or all shareholders shall have the right to participate in any shareholders' meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 7 - Proxies: (Section 78.355)
- --------------------

Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the shareholder himself, his authorized officer, director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature, or by his attorney-in-fact there unto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the shareholder, or a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the shareholder. If it is determined that the telegram, cablegram or

                                  NV Bylaws-2
other electronic transmission is valid, the persons appointed by the Corporation to count the votes of shareholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied. No proxy shall be valid after the expiration of six months from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation. If any shareholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if one is present, then that one has and may exercise all of the powers conferred by the shareholder upon all of the persons so designated unless the shareholder provides otherwise.

Section 8 - Action Without a Meeting: (Section 78.320)
- -------------------------------------

Unless otherwise provided for in the Articles of Incorporation of the Corporation, any action to be taken at any annual or special shareholders' meeting, may be taken without a meeting, without prior notice and without a vote if written consents are signed by a majority of the shareholders of the Corporation, except however if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws, than that proportion of written consents is required. Such written consents must be filed with the minutes of the proceedings of the shareholders of the Corporation.

                        ARTICLE III - BOARD OF DIRECTORS
                        --------------------------------

Section 1 - Number, Term, Election and Qualifications: (Section 78.115, 78.330)
- ------------------------------------------------------

(a) The first Board of Directors and all subsequent Boards of the Corporation shall consist of ( ), unless and until otherwise determined by vote of a majority of the entire Board of Directors. The Board of Directors or shareholders all have the power, in the interim between annual and special meetings of the shareholders, to increase or decrease the number of Directors of the Corporation. A Director need not be a shareholder of the Corporation unless the Certificate of Incorporation of the Corporation or these Bylaws so require.

(b) Except as may otherwise be provided herein or in the Articles of Incorporation, the members of the Board of Directors of the Corporation shall be elected at the first annual shareholders' meeting and at each annual meeting thereafter, unless their terms are staggered in the Articles of Incorporation of the Corporation or these Bylaws, by a plurality of the votes cast at a meeting of shareholders, by the holders of shares entitled to vote in the election.

(c) The first Board of Directors shall hold office until the first annual meeting of shareholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereinafter, Directors will be elected at the annual meeting of shareholders and shall hold office until the annual meeting of the shareholders next succeeding his election, unless their terms are staggered in the Articles of Incorporation of the Corporation (so long as at least one - fourth in number of the Directors of the Corporation are elected at each annual shareholders' meeting) or these Bylaws, or until his prior death, resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Corporation.


                                  NV Bylaws-3

(d) All Directors of the Corporation shall have equal voting power unless the Articles of Incorporation of the Corporation provide that the voting power of individual Directors or classes of Directors are greater than or less than that of any other individual Directors or classes of Directors, and the different voting powers may be stated in the Articles of Incorporation or may be dependent upon any fact or event that may be ascertained outside the Articles of Incorporation if the manner in which the fact or event may operate on those voting powers is stated in the Articles of Incorporation. If the Articles of Incorporation provide that any Directors have voting power greater than or less than other Directors of the Corporation, every reference in these Bylaws to a majority or other proportion of Directors shall be deemed to refer to majority or other proportion of the voting power of all the Directors or classes of Directors, as may be required by the Articles of Incorporation.

Section 2 - Duties and Powers: (Section 78.120)
- ------------------------------

The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except such as those stated under Nevada state law, are in the Articles of Incorporation or by these Bylaws, expressly conferred upon or reserved to the shareholders or any other person or persons named therein.

Section 3 - Regular Meetings: Notice: (Section 78.310)
- -------------------------------------

(a) A regular meeting of the Board of Directors shall be held either within or without the State of Nevada at such time and at such place as the Board shall fix.

(b) No notice shall be required of any regular meeting of the Board of Directors and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting when such time and place was fixed before such change, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in these Bylaws with respect to special meetings, unless such notice shall be waived in the manner set forth in these Bylaws.

Section 4 - Special Meetings; Notice: (Section 78.310)
- -------------------------------------

(a) Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required statute, written notice of special meetings shall be mailed directly to each Director, addressed to him at his residence or usual place of business, or delivered orally, with sufficient time for the convenient assembly of Directors thereat, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. If mailed, the notice of any special meeting shall be deemed to be delivered on the second day after it is deposited in the United States mails, so addressed, with postage prepaid. If notice is given by telegram, it shall be deemed to be delivered when the telegram is delivered to the telegraph


                                  NV Bylaws-4
company. A notice, or waiver of notice, except as required by these Bylaws, need not specify the business to be transacted at or the purpose or purposes of the meeting.

(c) Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

Section 5 - Chairperson:
- ------------------------

The Chairperson of the Board, if any and if present, shall preside at all meetings of the Board of Directors. If there shall be no Chairperson, or he or she shall be absent, then the President shall preside, and in his absence, any other director chosen by the Board of Directors shall preside.

Section 6 - Quorum and Adjournments: (Section 78.3 15)
- ------------------------------------

(a) At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws.

(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, whether or not a quorum exists. Notice of such adjourned meeting shall be given to Directors not present at time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors who were present at the adjourned meeting.

Section 7 - Manner of Acting: (Section 78.315)
- -----------------------------

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by law, by the Articles of Incorporation, or these bylaws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof, at which a quorum is present shall be the act of the Board of Directors or any committee thereof.

(c) Any action authorized in writing made prior or subsequent to such action, by all of the Directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the Board of Directors, or any committee thereof, and have the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board or committee for all purposes.

(c) Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors meeting, or a committee of the Board of

                                  NV Bylaws-5

Directors   meeting,   by  means  of  conference   telephone  or  any  means  of
communications by which all persons participating in the meeting are able to hear each other.

Section 8 - Vacancies: (Section 78.335)
- ----------------------

(a) Unless otherwise provided for by the Articles of Incorporation of the Corporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal or inability to act of any director, or other cause, shall be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose except whenever the shareholders of any class or classes or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation of the Corporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

(b) Unless otherwise provided for by law, the Articles of Incorporation or these Bylaws, when one or more Directors shall resign from the board and such resignation is effective at a future date, a majority of the directors, then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote otherwise to take effect when such resignation or resignations shall become effective.

Section 9 - Resignation: (Section 78.335)
- ------------------------

A Director may resign at any time by giving written notice of such resignation to the Corporation.

Section 10 - Removal: (Section 78.335)
- ---------------------

Unless otherwise provided for by the Articles of Incorporation, one or more or all the Directors of the Corporation may be removed with or without cause at any time by a vote of two-thirds of the shareholders entitled to vote thereon, at a special meeting of the shareholders called for that purpose, unless the Articles of Incorporation provide that Directors may only be removed for cause, provided however, such Director shall not be removed if the Corporation states in its Articles of Incorporation that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her. If a Director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that Director.

Section 11 - Compensation: (Section 78.140)
- --------------------------

The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, including, but not limited to attendance at any annual or special meeting of the Board.

                                  NV Bylaws-6

Section 12 - Committees: (Section 78.125)
- ------------------------

Unless otherwise provided for by the Articles of Incorporation of the Corporation, the Board of Directors, may from time to time designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution. Unless the Articles of Incorporation or Bylaws state otherwise, the Board of Directors may appoint natural persons who are not Directors to serve on such committees authorized herein. Each such committee shall serve at the pleasure of the Board and, unless otherwise stated by law, the Certificate of Incorporation of the Corporation or these Bylaws, shall be governed by the rules and regulations stated herein regarding the Board of Directors.

                              ARTICLE IV - OFFICERS
                              ---------------------

Section 1 - Number. Qualifications, Election and Term of Office:
- ----------------------------------------------------------------
 (Section 78.130)

(a) The Corporation's officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws. The officers of the Corporation shall consist of a president, secretary and treasurer, and also may have one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as the Board of Directors may from time to time deem advisable. Any officer may hold two or more offices in the Corporation.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

Section 2 - Resignation:
- ------------------------

Any officer may resign at any time by giving written notice of such resignation to the Corporation.

Section 3 - Removal:
- --------------------

Any officer elected by the Board of Directors may be removed, either with or without cause, and a successor elected by the Board at any time, and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

Section 4 - Vacancies:
- ----------------------

(a) A vacancy, however caused, occurring in the Board and any newly created Directorships resulting from an increase in the authorized number of Directors may be filled by the Board of Directors.



                                  NV Bylaws-7

Section 5 - Bonds:
- ------------------

The Corporation may require any or all of its officers or Agents to post a bond, or otherwise, to the Corporation for the faithful performance of their positions or duties.

Section 6 - Compensation:
- -------------------------

The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

                           ARTICLE V - SHARES OF STOCK
                           ---------------------------

Section 1 - Certificate of Stock: (Section 78.235)
- ---------------------------------

(a) The shares of the Corporation shall be represented by certificates or shall be uncertificated shares.

(b) Certificated shares of the Corporation shall be signed, (either manually or by facsimile), by officers or agents designated by the Corporation for such purposes, and shall certify the number of shares owned by him in the Corporation. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of its officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities. If any officer who has signed or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

(c) If the Corporation issues uncertificated shares as provided for in these Bylaws, within a reasonable time after the issuance or transfer of such uncertificated shares, and at least annually thereafter, the Corporation shall send the shareholder a written statement certifying the number of shares owned by such shareholder in the Corporation.

(d) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 2 - Lost or Destroyed Certificates: (Section 104.8405)
- -------------------------------------------

The Board of Directors may direct a new certificate or certificates to be issued
in  place  of  any  certificate  or  certificates   theretofore  issued  by  the
Corporation alleged to have been lost, stolen or destroyed if the owner:

     (a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser,

                                  NV Bylaws-8

     (b) files with the Corporation a sufficient indemnity bond; and
     (c) satisfies such other requirements, including evidence of such loss, theft or destruction, as may be imposed by the Corporation.

Section 3 - Transfers of Shares: (Section 104.8401, 104.8406 & 104.8416)
- --------------------------------

(a) Transfers or registration of transfers of shares of the Corporation shall be made on the stock transfer books of the Corporation by the registered holder thereof, or by his attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date: (Section 78.215 & 78.350)
- ------------------------

(a) The Board of Directors may fix, in advance, which shall not be more than sixty days before the meeting or action requiring a determination of shareholders, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for shareholders entitled to notice of meeting shall be at the close of business on the day preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held, or if notice is waived, at the close of business on the day before the day on which the meeting is held.

(b) The Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted for shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights of shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.

(c) A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 5 - Fractions of Shares/Scrip: (Section 78.205)
- --------------------------------------

The Board of Directors may authorize the issuance of certificates or payment of money for fractions of a share, either represented by a certificate or uncertificated, which shall entitle the holder to exercise voting rights, receive dividends and participate in any assets of the Corporation in the event of liquidation, in proportion to the fractional holdings; or it may authorize the


                                  NV Bylaws-9
payment in case of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the manual or facsimile signature of an officer or agent of the Corporation or its agent for that purpose, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of shareholder, except as therein provided. The scrip may contain any provisions or conditions that the Corporation deems advisable. If a scrip ceases to be exchangeable for full share certificates, the shares that would otherwise have been issuable as provided on the scrip are deemed to be treasury shares unless the scrip contains other provisions for their disposition.

                ARTICLE VI - DIVIDENDS (Section 78.2 15 & 78.288)
                ----------------------

(a) Dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine and shares may be issued pro rata and without consideration to the Corporation's shareholders or to the shareholders of one or more classes or series.

(b) Shares of one class or series may not be issued as a share dividend to shareholders of another class or series unless:

     (i) so authorized by the Articles of Incorporation;
     (ii) a majority of the shareholders of the class or series to be issued approve the issue; or
     (iii)there are no outstanding shares of the class or series of shares that are authorized to be issued.

                            ARTICLE VII- FISCAL YEAR
                            ------------------------

The fiscal year of the Corporation shall be fixed, and shall be subject to change by the Board of Directors from time to time, subject to applicable law.

                  ARTICLE VIII- CORPORATE SEAL (Section 78.065)
                  ----------------------------

The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors. The use of a seal or stamp by the Corporation on corporate documents is not necessary and the lack thereof shall not in any way affect the legality of a corporate document.

                             ARTICLE IX - AMENDMENTS
                             -----------------------

Section 1 - By Shareholders:
- ----------------------------

All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

Section 2 - By Directors: (Section 78.120)
- -------------------------

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation.

                                  NV Bylaws-10

                 ARTICLE X - WAIVER OF NOTICE: (Section 78.375)
                 -----------------------------

Whenever any notice is required to be given by law, the Articles of Incorporation or these Bylaws, a written waiver signed by the person or persons entitled to such notice, whether before or after the meeting by any person, shall constitute a waiver of notice of such meeting.

               ARTICLE XI- INTERESTED DIRECTORS: (Section 78.140)
               ---------------------------------

No contract or transaction shall be void or voidable if such contract or transaction is between the corporation and one or more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or Officers, are directors or officers, or have a financial interest, when such Director or Officer is present at or participates in the meeting of the Board, or the committee of the shareholders which authorizes the contract or transaction or his, her or their votes are counted for such purpose, if:

     (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and are noted in the minutes of such meeting, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

     (b) the material facts as to his, her or their relationship or relationships or interest or interests and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

     (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the shareholders; or

     (d) the fact of the common directorship, office or financial interest is not disclosed or known to the Director or Officer at the time the transaction is brought before the Board of Directors of the Corporation for such action.

Such interested Directors may be counted when determining the presence of a quorum at the Board of Directors' or committee meeting authorizing the contract or transaction.

     ARTICLE XII - ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT:
     ----------------------------------------------------------------------
                           (Section 78.150 & 78.165)

The Corporation shall, within sixty days after the filing of its Articles of Incorporation with the Secretary of State, and annually thereafter on or before the last day of the month in which the anniversary date of incorporation occurs each year, file with the Secretary of State a list of its president, secretary and treasurer and all of its Directors, along with the post office box or street address, either residence or business, and a designation of its resident agent in the state of Nevada. Such list shall be certified by an officer of the Corporation.


                                  NV Bylaws-11

                       RESOLUTIONS ADOPTED BY INCORPORATOR
                       -----------------------------------

                                       OF
                                       --

                         ACCIDENT PREVENTION PLUS, INC.
                         ------------------------------

     The undersigned, being the sole Incorporator of the corporation hereby adopts the following resolutions:

     (1) RESOLVED, that a copy of the Certificate of Incorporation of the Corporation, together with the original receipt showing payment of the statutory organization tax and filing fee, be inserted in the Minute Book of the Corporation.

     (2) RESOLVED, that the form of First By-Laws submitted to the meeting be, and the same hereby are, adopted as and for the By-Laws of the Corporation, and that a copy thereof be placed in the Minute Book of the Corporation, directly following the Certificate of Incorporation.

     (3) RESOLVED, that the following persons be, and they hereby are, elected as Directors of the Corporation, to serve until the first annual meeting of shareholders, and until their successors are elected and qualify:

/s/  Richard J. Goodhart
- --------------------------------

/s/  Steven H. Wahrman
- --------------------------------

/s/  Jean-Paul DaVeau
- --------------------------------

/s/  Ives Wahrman
- --------------------------------

/s/  Martin Goodhart
- --------------------------------


Dated:  10/28/98
        ------------------------

                                                  /s/  John A. McQuirk
                                                  ------------------------------
                                                         Incorporator

  Instructions for Organization of a Corporation with Sole Director/Shareholder
  -----------------------------------------------------------------------------

     A small corporation commonly is comprised of a Sole Director/Shareholder. One must basically follow the same procedure to organize this type of small corporation as it would if this corporation had more than one Director and for Shareholder. However there are some documents that are specific to this type of organization that must be highlighted at this time. Specifically, the "Resolution Adopted by the Sole Director/Shareholder" inserted in this booklet as page 1. The Resolution requires close attention to detail when filling out the following information:

     1. Corporate Name;

     2. Corporate officers: President, Vice President, Secretary and Treasurer. It is important to note, that under Nevada law one individual may hold any combination of officer positions in a corporation

     3. The name of the Corporation' treasurer and the name and location of the financial Institution where he/she is authorized to open up a bank account on behalf of the Corporation.

     4. Date;

     5. Have Sole Director/Shareholder sign the resolution.

In addition, the share certificate marked "Specimen" should be removed from the certificate book and inserted as Appendix A and a conformed copy of the Banking resolution as Appendix B.


                               Instruction sheet

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                         LIST OF OFFICERS AND DIRECTORS
                                       OF
                                                             Date April 26, 1999

Name: Accident Prevention Plus, Inc.
Address 145 Oser Ave, Suite 100, Hauppauge, NY  11788
Telephone Number 516-300-0600   Federal Identification No.

                                    OFFICERS
                                    --------

            Names                                    Addresses
            -----                                    ---------

Chairman/CEO  Richard Goodhart          c/o Accident Prevention Plus, Inc.
                                        145 Oser Ave,
                                        Hauppauge, NY 11788

President /COO Steven Wahrman           145 Oser Ave, Hauppauge, NY 11788

Exec Vice-President Jean Paul Daveau    145 Oser Ave, Hauppauge, NY 11788

Secretary Jean Paul Daveau              145 Oser Ave, Hauppauge, NY 11788

Asst. Secretary Richard Goodhart        145 Oser Ave, Hauppauge, NY 11788

Treasurer  NA

Asst. Treasurer NA


                                   DIRECTORS
                                   ---------

                 Names                                    Addresses
                 -----                                    ---------

Martin Goodhart                          145 Oser Ave, Hauppauge, NY 11788

Ives Wahrman                             145 Oser Ave, Hauppauge, NY 11788


                                    COUNSEL
                                    -------

Name: Seth Ben-Ezra  c/o Steven J. Goldstein, P.C.,
Address: 500 N. Broadway, Suite 243, Jericho, NY  11753
Telephone No. 516-681-0022

                                 AGREEMENT AND
                        CERTIFIED COPY OF RESOLUTION OF
                               BOARD OF DIRECTORS

                                       OF

                         ACCIDENT PREVENTION PLUS, INC.
                            145 OSER AVE., SUITE 100
                               HAUPPAUGE, NY 11788

                                   Resolved:


     I. That Continental Stock Transfer & Trust Company of 2 BROADWAY, NEW YORK, NEW YORK, 10004 be and hereby is appointed Transfer Agent of the ACCIDENT PREVENTION, PLUS INC. stock of this Corporation.

     II. That the Transfer Agent be and hereby is authorized to issue and countersign certificates of said stock of this Corporation in such names and for such numbers of shares up to the full amount of such stock which is authorized but unissued and to deliver such certificates as may be directed by resolution of the Board of Directors or by order of the President or a Vice-President and Secretary or Assistant Secretary or Treasurer and an opinion of counsel in form and substance satisfactory to it and such other documentation as it may require.

     III. That the Transfer Agent be and hereby is authorized to accept for transfer any outstanding certificates of said stock of this Corporation properly endorsed and stamped as required by law, and to issue and countersign new certificates for a like number of shares of the same class of stock in place thereof and to deliver such new certificates.

     IV. That the said Transfer Agent may use its own judgment in matters affecting its duties hereunder and shall be liable only for its own gross negligence, and that this Corporation indemnifies and holds harmless the said Transfer Agent for each act done by it in good faith in reliance upon any instrument or stock certificate believed by it to be genuine and to be signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same.

     V. That any certificates of the said stock issued and countersigned by the Transfer Agent shall bear the actual or facsimile signature of the present or any future President, and CHAIRMAN OF THE BOARD or SECRETARY and the actual or facsimile seal of this Corporation. Should any officer die, resign or be removed from office prior to the issuance of any certificates of stock which bear his signature, the Transfer Agent may continue, until written notice to the contrary is received, to issue and register such certificates as and for the stock certificates of this Corporation notwithstanding such death, resignation or removal, and such certificates when issued shall continue to be and to constitute valid certificates of stock of this Corporation.

     VI. That the Transfer Agent shall issue a new certificate or certificates of said stock in lieu of lose, destroyed or stolen certificate or certificates of such stock upon the order of the Corporation, evidenced by a certified copy of a resolution of the Board of Directors, or written direction of the President or Vice-President or Secretary or Treasurer, and upon the giving of a bond satisfactory to the Transfer Agent and Registrar, protecting it from any loss.

     VII. That the Transfer Agent is authorized and directed to open and maintain such ledgers and other books and to keep such records as may be required or deemed advisable in the performance of its agency.

     VIII. That this appointment and the authorizations in these resolutions contained shall cover and include any additional shares of said class of stock which may hereafter be authorized by this Corporation.

     IX. That when certificates of this Corporation's stock shall be presented to it for transfer, the Transfer Agent is hereby authorized to refuse to transfer the same until it is satisfied that the requested transfer is legally in order; and that this Corporation shall indemnify and hold harmless the Transfer Agent, and the Transfer Agent shall incur no liability for the refusal, in good faith, to make transfers which it, in its judgment, deems improper or unauthorized. The Transfer Agent may rely upon the Uniform Commercial Code and generally accepted industry practice in effecting transfers, or delaying or refusing to effect transfers.

     X. That when the said Transfer Agent deems it expedient it may apply to this Corporation, or the counsel for this Corporation, or to its own counsel for instructions and advice; that this Corporation will promptly furnish or will cause its counsel to furnish such instructions and advice, and, for any action taken in accordance with such instructions or advice, or in case such instructions and advice shall not be promptly furnished as required by this resolution, this Corporation will indemnify and hold harmless said Transfer Agent from any and all liability, including attorneys fees and court costs. The Transfer Agent may, at its discretion, but shall have no duty to prosecute or defend any action or suit arising out of authorizations hereby granted unless this Corporation shall, when requested, furnish it with funds or the equivalent to defray the costs of such prosecution or defense.

     XI. That the said Transfer Agent may deliver from time to time at its discretion, to this Corporation, for safekeeping or disposition by this Corporation in accordance with law, such records accumulated in the performance of its duties as it may deem expedient, and this Corporation assumes all responsibility for any failure thereafter to produce any paper, record or document so returned if, and when, required.

     XII. That this Corporation shall indemnify and hold harmless said Transfer Agent from any and all liability, including attorneys fees and court costs, for any action taken by the Transfer Agent in connection with its appointment and conduct as Transfer Agent, except for said agent's own wilful misconduct or gross negligence, and shall, at the request of said Transfer Agent, defend any action brought against the agent hereunder.

     XIII. That the Transfer Agent authorized to forward certificates of Stock, Scrip and Warrants of this Corporation issued on transfer or otherwise by first class mail under a blanket bond of indemnity covering the non-receipt of such Stock, Scrip and Warrants by any of the stockholders of this Corporation, in which bond this Corporation and the Transfer Agent are directly or indirectly named as obligees;

     That in the event of non-receipt by any stockholder of this Corporation of certificates of Stock, Scrip and Warrants so mailed, the said Transfer Agent is authorized to issue new certificates of said Stock, Scrip and Warrants for a like amount in place thereof, upon receipt from the stockholders of an affidavit and proof of loss provided for under said blanket bond and the issuance by the Surety Company of an assumption of the loss under said blanket bond, all without further action or approval of the Board of Directors or the officers of this Corporation.

     XIV. That the proper officers of this Corporation be and they hereby are authorized and directed to deliver to the Transfer Agent a sufficient supply of blank stock certificates and to renew such supply from time to time upon request of the Transfer Agent and to pay the Transfer Agent prevailing fees and reimburse it for disbursements incurred by it when and as the same are billed to this Corporation which, to the extent such fees and disbursements remain unpaid, hereby grants to the Transfer Agent a lien on the books, records and other property of this Corporation in the custody or possession of the Transfer Agent.

     XV. That the Transfer Agent is hereby authorized without any further action on the part of this Corporation to appoint as successor Transfer Agent any corporation or company which may succeed to the business of the Transfer Agent by merger, consolidation or otherwise (such corporation or company being hereinafter called the "Successor"); the Successor to have the same authority and appointment contained in this resolution as if this Corporation itself had appointed it Transfer Agent. The Successor shall, when appointed, be the Agent of this Corporation and not an Agent of Continental Stock Transfer & Trust Company.

     XVI. That the Secretary or Assistant Secretary be and hereby are instructed to certify a copy of these resolutions under the seal of this Corporation and to lodge the same with Continental Stock Transfer & Trust Company, together with such certified documents, opinions of counsel, certificates, specimen signatures of officers and information as Continental Stock Transfer & Trust Company may require in connection with its duties as Transfer Agent and immediately upon any change therein which might affect Continental Stock Transfer & Trust Company in its duties to give the Transfer Agent written notice thereof and to furnish such additional certified documents, certificates, specimen signatures of officers and information as Continental Stock Transfer & Trust Company may require, it being understood and agreed that Continental Stock Transfer & Trust Company shall be fully protected and held harmless for the failure of this Corporation to give proper and sufficient notice of any such change.

     XVII. That this document, when executed by the Corporation, shall constitute the full agreement between it and Continental Stock Transfer & Trust Company and shall not be amended or modified except in writing signed by both parties.

     XVIII. This agreement shall be interpreted under the laws of the State of New York.

                            Certificate of Secretary



     I, RICHARD GOODHART (ASST), Secretary of ACCIDENT PREVENTION PLUS, INC. a corporation duly organized and existing under the laws of the State of NEVADA DO HEREBY CER1IFY:

     A. That the foregoing is a true copy of a certain Resolution duly adopted, in accordance with the By-Laws, by the Board of Directors of the said Corporation at, and recorded in the minutes of a meeting of the said Board duly held on APRIL 19, 1999, and of the whole of the said Resolution, and that the said Resolution has not been rescinded or modified.

     B. That, accompanying this Certificate are:

          (1) A copy of the Charter or Certificate of Incorporation of the said Corporation, with all amendments to date, duly certified under official seal by the state officer having custody of the original thereof;
          (2) A true and complete copy of the By-Laws of the said Corporation, as at present in force;
          (3) A signature card bearing the names and specimen signatures of all the officers of the said Corporation;
          (4) Specimens of certificates of each denomination and class of stock of the said Corporation in the form adopted by the said Corporation; and
          (5) An opinion by counsel for the Corporation covering validity of the outstanding shares referred to in the above-mentioned Resolution and their registration or exemption from registration under the Securities Act of 1933 as amended.

     C. That the total authorized stock of the said Corporation is: 50,000,000 Shares, divided into

      NA        Shares of     COMMON     Stock of  .001    Par Value each;
      NA        Shares of     NA         Stock of  NA      Par Value each;
      NA        Shares of     NA         Stock of  NA      Par Value each;

     That of the said authorized stock, there are now issued:

  18,377,150    Shares of the said COMMON                                 Stock
      NA        Shares of the said NA                                     Stock
      NA        Shares of the said NA                                     Stock,

that such issue has been duly authorized, and that all of the said shares are fully paid.

     D. That the  following  data are true and correct  with respect to the said
Corporation:

              Names of Officers                           Addresses
              -----------------                           ---------

CHAIRMAN & CEO   RICHARD GOODHART                      145 OSER AVE, SUITE 100
PRESIDENT & COO  STEVEN WAHRMAN                        HAUPPAUGE, NY 11788
EXEC. VICE PRESIDENT  JEAN PAUL DAVEAU
Secretary             JEAN PAUL DAVEAU                 SAME
Asst. Secretary  RICHARD GOODHART
Treasurer        NA
Asst. Treasurer  NA


Counsel SETH BEN-EZRA c/o STEVEN J. GOLDSTEIN, P.C.
Address 500 NORTH BROADWAY, SUITE 243  JERICHO, NY 11753

Address of the Corporation 145 OSER AVE, SUITE 100, HAUPPAUGE, NY 11780


     IN WITNESS WHEREOF, I have hereunto set my hand, and affixed the seal of the said Corporation, this 26th day of APRIL, 1999.


                                              /s/  Richard Goodhart, Asst. Sec.
                                              ----------------------------------
                                              ASST. Secretary

      (CORP0RATE SEAL)
     Agreed and accepted:             Continental Stock Transfer & Trust Company


      (CORPORATE SEAL)                By
      [Graphic Omitted]                  ---------------------------------------

FIRM NAME:  Accident Prevention Plus, Inc.    DATE:  4/26/99

       OFFICERS                              SIGNATURES
       --------                              ----------

Richard Goodhart           CEO             /s/ Richard Goodhart
Steven Wahrman            Pres.            /s/ Steven Wahrman
Jean Paul Daveau      Exec. V-Pres.        Signature to Follow
                         V-Pres.
Jean Paul Daveau                           Signature to Follow
                         Treas.
Richard Goodhart       Asst. Sec'y.        /s/ Richard Goodhart


                             AUTHORIZED SIGNATURES
                         FOR THE TRANSFER DEPARTMENT OF
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                                        No. of Shares Authorized
Name: Accident Prevention Plus, Inc.                    Pref. 1st
(Name of association, corporation or trustee)           Pref. 2nd
Address: 145 Oser Ave., Suite 100, Hauppauge, NY  11788 Common 50,000,000

- ------------------------------------------------------------------------------

I, Steven H. Wahrman, President of Accident Prevention Plus, Inc. do hereby certify that the said association/corporation/trust keeps a place for the transfer of its stock at No. 2 Broadway, c/o Continental Stock Transfer & Trust Company, in the city of New York, New York.

Incorporated or Organized 10/28/98, Laws of the State of Nevada

STATE OF NEW YORK                                         DENISE ZUROWSKI
                                                Notary Public, State of New York
City of                 ss.                               NO. 01ZU5060497
                                                   Qualified in Suffolk County
County of Suffolk                                Commission Expires MAY 20, 2000



On this 26th day of April 1999, before me the subscriber, personally came Steven Wahrman, to me known, and who being by me duly sworn, did depose and say that he is the President of the corporation above named and that he executed the foregoing certificate on behalf of said corporation pursuant to authority vested in him by a vote of the board of directors of said association.

/s/ Denise Zurowski, Notary Public Commissioner of Deeds

(Certificate to be filed with the State Tax Commission by Associations, Corporations, and Trustees under Section 275-a Tax Law)